Posting Supplement No. 95 dated January 15, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 69804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69804	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69804. Member loan 69804 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Dallas Sheriffs Office	Debt-to-income ratio:	3.03%
Length of employment:	4 years 6 months	Location:	desoto, TX

Home town:	dallas
Current & past employers:	Dallas Sheriffs Office
Education:	southern nazarene university

This borrower member posted the following loan description, which has not been verified:

I am wanting to consolidate my debt into one easy payment with a lower interest rate. I have two credit cards that this will be used to pay off. Thank you.

A credit bureau reported the following information about this borrower member on February 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	0
Revolving Credit Balance:	$5,556.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 329515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
329515	$3,725	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 329515. Member loan 329515 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,197 / month
Current employer:	Anchor Intelligence, Inc.	Debt-to-income ratio:	1.95%
Length of employment:	5 months	Location:	Sunnyvale, CA

Home town:	Palo Alto
Current & past employers:	Anchor Intelligence, Inc., adap.tv, Navio, Casabi, Remtech Services, Lawrence Livermore National Labs, Google Inc., ELA, Beyond.com, eBay Inc., Informix, Red Brick Systems, Warthman Associates
Education:	UC Berkeley

This borrower member posted the following loan description, which has not been verified:

This money is to re-invest as I see fit.

A credit bureau reported the following information about this borrower member on April 5, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	30
Revolving Credit Balance:	$8,347.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 349476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
349476	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 349476. Member loan 349476 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	17.36%
Length of employment:	31 years 3 months	Location:	Topeka, KS

Home town:	Topeka
Current & past employers:	AT&T Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off several balances, in order to make my monthly payments smaller. These include: paying the balance left for my son's Lasik surgery, so that he could apply to the police force ($2,000); paying the balance on auto repair bill ($600); paying down balance on a higher interest home improvement loan.

A credit bureau reported the following information about this borrower member on June 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,024.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366190	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366190. Member loan 366190 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	16.45%
Length of employment:	2 years	Location:	Temecula, CA

Home town:
Current & past employers:	Farmers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Business Expansion, Hiring a staff for our new location

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,399.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 367624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367624	$8,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367624. Member loan 367624 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,508 / month
Current employer:	Twin Valley School District	Debt-to-income ratio:	14.91%
Length of employment:	9 years 3 months	Location:	Wyomissing, PA

Home town:	Reading
Current & past employers:	Twin Valley School District, MJ Reider Associates
Education:	Alvernia College, Wilkes University

This borrower member posted the following loan description, which has not been verified:

My husband and I are going through the adoption process. We are adopting an infant girl through the country of Taiwan. We are using part of a home equity line of credit and our own savings to pay the expenses. We do need a loan to help with travel expenses as well as foster care fees. We regularly pay our bills and both have good jobs. I am an elementary teacher and he is a lab analyst. We hope to have the loan paid off by tax season of 2010. Adoption tax credits will help fund most of our expenses.

A credit bureau reported the following information about this borrower member on December 9, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$26,814.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 369457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369457	$15,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369457. Member loan 369457 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,175 / month
Current employer:	speed zone auto sales llc	Debt-to-income ratio:	12.57%
Length of employment:	12 years	Location:	Hamburg, NY

Home town:	Corning
Current & past employers:	speed zone auto sales llc, Bob Moore Autoplex
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my Ge money loan, Bank of america credit card and citi bank credit card. I am consolidating all of my debts and recently sold a condo and have paid off my HELOC Entirely, both of my cars are fully paid and am trying to pay off all credit cards now and consolidate into 1 payment and then pay that off ASAP. Currently my goal is to be debt free by the end of 2010 and hope to do it sooner. I currently have a balance of $5400 on my Bofa card, $8100 on my ge money loan and $2000 on my citi bank credit card. currently I make about $500 a month in payments to all 3 of these which enables me to pay off interest and some principal every month. The rate on my bank of america card and citi card are too high and I am trying to pay these off ASAP. I am posting this publicly to obtain a loan so that I can consolidate all of my debts into 1 payment I will repay this loan with interest as agreed upon or better. Thank you, Abe Sabir Hamburg, NY

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	46
Revolving Credit Balance:	$14,252.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370151	$4,100	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370151. Member loan 370151 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	SOL Capital Management	Debt-to-income ratio:	15.49%
Length of employment:	6 months	Location:	Rockville, MD

Home town:	Washington
Current & past employers:	SOL Capital Management, Montgomery College
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

My loan request that started with lendingtree.com.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,902.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370458	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370458. Member loan 370458 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	12.93%
Length of employment:	n/a	Location:	Playa del Rey, CA

Home town:
Current & past employers:	Magellan Health Services
Education:	Pacifica Graduate Institute

This borrower member posted the following loan description, which has not been verified:

Tuition, housing, fees, travel expenses

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,231.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370657	$12,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370657. Member loan 370657 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Millbury Public Schools	Debt-to-income ratio:	18.15%
Length of employment:	4 months	Location:	Millbury, MA

Home town:	Worcester
Current & past employers:	Millbury Public Schools
Education:	University of Massachusetts at Amherst, Fitchburg State College

This borrower member posted the following loan description, which has not been verified:

Since graduating college in 2005, I've worked various hourly wage jobs that did not provide me with a "livable" income OR a stable income. I also spent half a year in graduate school full time, at which point I had virtually no income. During this span of three years, I gained a good deal of credit card debt due to financial struggles. Finally, I quit graduate school, became a certified teacher, and was lucky enough to immediately land a very stable job in a fairly high paying school district. Now that I have this consistent income, I would like to consolidate the credit card debt and get it paid off once and for all. I am committed to whatever lifestyle change this might require and am very conscientious with the budget I have established for myself. I have no expenditures at the moment because I have decided to live rent free in my parents' home until I have significantly lowered or gotten rid of my debt.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,297.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370875	$6,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370875. Member loan 370875 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	mercury insurance	Debt-to-income ratio:	9.18%
Length of employment:	4 years	Location:	fair oaks, CA

Home town:	Los Angeles
Current & past employers:	mercury insurance
Education:	Golden Gate University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a vehicle through a private party, and i would like to be pre approved for a loan and funds in hand before I purchase. Many banks require a minimum of $7500 and the specific vehicle before offering approval. I want to be able to take my time a purchase a good vehicle for a good deal. I am looking at 98 and newer Honda. I also have about $2000 of my own money that I will be contributing.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,736.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371020	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371020. Member loan 371020 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	US Logistics Inc.	Debt-to-income ratio:	2.77%
Length of employment:	3 months	Location:	El Paso, TX

Home town:	ST. Kitts W.I.
Current & past employers:	US Logistics Inc., US Army (Retired)
Education:	University of Maryland, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Requesting a loan to fund a project for future business.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	32
Revolving Credit Balance:	$11,002.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371408	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371408. Member loan 371408 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Betty Bacharach Rehabilitation Hospital	Debt-to-income ratio:	6.00%
Length of employment:	4 months	Location:	ABSECON, NJ

Home town:	Atlantic City
Current & past employers:	Betty Bacharach Rehabilitation Hospital, Royal Suites Healthcare and Rehabilitation, Bayada Nurses
Education:	Drexel University, Atlantic Cape Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for a retainer in a custody case. I have a very good credit history and I am not delinquent on any accounts. Even though I pay cash or with checking for most things, this is the first time, other than a mortgage I payed off with Countrywide with my husband in 2004, that I am applying for a loan. I am willing to secure a portion of the loan with my checking account and to have payments debited from that account as well. Thank You for your consideration.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371441	$1,875	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371441. Member loan 371441 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Enviro-Rents Inc.	Debt-to-income ratio:	19.06%
Length of employment:	18 years 7 months	Location:	Kings Beach, CA

Home town:	camden
Current & past employers:	Enviro-Rents Inc., North Tahoe PUD
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

Thank You for taking the time to consider my loan request. I am currently seeking a loan for my business. This loan will be used to consolidate a high interest credit card and to make final payments on two 2008 pre-season merchandise invoices. I have owned and operated this growing adventure sports business for over 18 years. The business has been located on the North Shore of Lake Tahoe for that entire time. We carry Hobie, Wilderness Systems, Perception Kayaks, sailboats and stand-up paddleboards etc half of the year and then we add winter gear skis, snow shoes and soft goods for the second half of the year. This growing business consists of a retail store front location on the busiest intersection on the north shore. We also have an outdoor lake front space in back of shop that is next to public beach park for our kayak and sailboat rentals. There is not a better location on the lake for what we do. We also offer online sales. Our third quarter of 2008 was our best quarter to date with a net of 240,000.00. We sold more kayaks and sailboats than ever before and also increased our rentals and guided tour business. One reason I seek this loan is to pay off the remaining kayak inventory. In the kayak world you must order pre-season to have boats in stock while ?in season? estimating exactly how many you will need is impossible so we always carry some extras throughout the off season. This is also necessary in order to have off season sales (we sold three $800 kayaks last week). I am a healthy 51 year old husband and father. I have been married for 27 years. I have two wonderful children ages 20 and 26. My wife is a special needs school teacher and I also have a part time job that pays me a salary of just over $500 a week. I can work the business during the day and work my salary job at night when I am needed. I can be trusted to pay back this loan in a timely consistent manner. My goal is to pay this loan back by the end of the summer. This business has grossed (in one day) $12,500.00 the amount of this loan request. Thank You Again, Harry King

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,835.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371505	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371505. Member loan 371505 was requested on January 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Radiant Systems	Debt-to-income ratio:	19.55%
Length of employment:	10 months	Location:	Costa Mesa, CA

Home town:	Carmichael
Current & past employers:	Radiant Systems, Starbucks, Electronic Data Systems, Earthlink, Macaroni Grill
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is for Debt Consolidation, some of my cards rates are going up and I would like to consolidate them into one easy payment at a lower rate. I would also like to note that I have never been late on any kind of loan payment.

A credit bureau reported the following information about this borrower member on January 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,806.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371525	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371525. Member loan 371525 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Huntsman	Debt-to-income ratio:	17.72%
Length of employment:	18 years 10 months	Location:	Pasadena, CA

Home town:	Oklahoma City
Current & past employers:	Huntsman, Southwest Airlines
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Provide airline companies durable ATA Spec 300 CAT I reusable shipping containers. They shall meet the FAA new packaging requirements pertaining to the shipment of Oxygen Cylinders and Oxygen Generators to, from and within the United States. The toughest design qualifications have already been met via 3rd Party certifiers. Working capital is needed so we can purchase additional material(s) for displaying prototypes. This money will enable us to produce/mfg and show potential customers how and what our containers will look like within their system.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,586.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371589	$4,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371589. Member loan 371589 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	apco graphics	Debt-to-income ratio:	22.09%
Length of employment:	13 years 2 months	Location:	douglasville, GA

Home town:	washington D.C.
Current & past employers:	apco graphics
Education:

This borrower member posted the following loan description, which has not been verified:

I have some repair work that needs to be done on the back sunroom/porch.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,166.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371632	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371632. Member loan 371632 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Forsythe Technology	Debt-to-income ratio:	12.42%
Length of employment:	4 months	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Forsythe Technology
Education:	Northeastern Illinois University

This borrower member posted the following loan description, which has not been verified:

Basically I'm a kid who bit off more than I could chew. What I owe... $4000 Credit Card A $2000 Credit Card B $8500 Auto Loan Now I have rent to pay, utilities to handle and although I have a great job, the interest rates are killing me and if I got hit by lightning, I couldn't pay the hospital bill. Not to mention that Student Loans will be kicking in soon. I just want to get a loan, pay off the debts and keep the single loan payment.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,193.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 371681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371681	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371681. Member loan 371681 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	OSI Restaurant Partners	Debt-to-income ratio:	14.96%
Length of employment:	5 years 6 months	Location:	Land O Lakes, FL

Home town:	Chicago
Current & past employers:	OSI Restaurant Partners
Education:

This borrower member posted the following loan description, which has not been verified:

As you may have already seen the Credit Card industry has a new game - here is what they did to me... Because of the current economy 2 of my card issuers went back and reduced my available credit line to a lower amount. In doing so that put my credit balances and credit lines within a few hundred dollars, thus lowering my credit score. Three months later the card issuers came back and said that due to a periodic review of my credit report they were increasing my interest rate. One card went from 5.99% to 15.99%. Now did they do this because I was late on a payment? Or I went over my credit limit? Nope, none of the above - they said because my credit score dropped a few points. I guess the card issuers need to make all their rate increases now before the new law goes into effect in summer of 09. That law will protect consumers from these business practices and would have prevented them from raising the interest rate on the current balance and they would only raise the rate on future purchases. Well I think you get the point. Thanks for listening to my rambling and for bidding on my loan! Tom

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,985.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371700	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371700. Member loan 371700 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Mark and Joy Remley	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	Fallbrook, CA

Home town:	Morelia, Michoacan
Current & past employers:	Mark and Joy Remley, Bill and Kay Gurtin, Gerry Garrett
Education:	Miracosta College

This borrower member posted the following loan description, which has not been verified:

I consolidated my credit cards to Bank of America six months ago. The interest is too high and I would like to refinance it at a lower rate. I am paying about $200 over the minimum amount and would like to finish paying it off in two or three years.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,350.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371702	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371702. Member loan 371702 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	vonna husby and associates llc	Debt-to-income ratio:	4.06%
Length of employment:	5 years 6 months	Location:	fairbanks, AK

Home town:	Colfax
Current & past employers:	vonna husby and associates llc, Morgan Stanley
Education:	Stephens College

This borrower member posted the following loan description, which has not been verified:

To provide temporary working capital backup if needed

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	6
Revolving Credit Balance:	$85,892.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371710	$5,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371710. Member loan 371710 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Brinker Corp, Romano's Macaroni Grill	Debt-to-income ratio:	16.11%
Length of employment:	6 years	Location:	North Hills, CA

Home town:	Chicago
Current & past employers:	Brinker Corp, Romano's Macaroni Grill, Talent Partners, Los Angeles
Education:	Millikin University

This borrower member posted the following loan description, which has not been verified:

Over the past 6 months, I have made a few balance transfers and open new cards with reasonable APRs. The last two months I've been scrambling trying to get rid of my balance on this card, because the promo period ended. Where I had 8.99% APR, now I have a very ugly 23.99%, paying $100 in financial charges a month. I dispersed half of my cards debt to other cards before the change, but I'm still left with $5100. I tried to transfer most of it to another card with available credit, but they denied my request. I also applied to receive a new American Express card for the intention of transferring the balance, but even though I was accepted, I was again refused the balance transfer. All my transfering and paying off my other high APR cards, lowered my credit score. But I have had good credit all my life, paying all my bills on time. Please, help me pay off this card so I can avoid paying an extra $100 a month, and be much closer to being debt free. Thank you.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,722.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371726	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371726. Member loan 371726 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,750 / month
Current employer:	UNFCU	Debt-to-income ratio:	1.85%
Length of employment:	5 months	Location:	New York, NY

Home town:	New York
Current & past employers:	UNFCU
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Hi, I currently have a LOC with Citi which I want to eliminate and payoff since the APR is is at 17.00%. This APR was at 19.00% for the past 12 months. I was hoping that Lending Club might be able to provide me with a much better rate.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,716.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371761	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371761. Member loan 371761 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,083 / month
Current employer:	6305	Debt-to-income ratio:	17.76%
Length of employment:	10 years	Location:	CLEVELAND, OH

Home town:	Angeles City
Current & past employers:	6305, Marc's
Education:	Technical Drafting

This borrower member posted the following loan description, which has not been verified:

consolidate all my credit cards,,, a pay the medical bills..

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,173.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 371762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371762	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371762. Member loan 371762 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Amedisys inc	Debt-to-income ratio:	21.29%
Length of employment:	20 years	Location:	SOUTH HOLLAND, IL

Home town:	Chicago
Current & past employers:	Amedisys inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a 8,000 personal loan that I would pay for at a fixed rate over a 36 month period.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	7
Revolving Credit Balance:	$34,938.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 371779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371779	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371779. Member loan 371779 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Snyders of Berlin	Debt-to-income ratio:	14.45%
Length of employment:	5 years	Location:	Proctorville, OH

Home town:	salem
Current & past employers:	Snyders of Berlin, Big Bear Plus
Education:	Kentucky Christian College

This borrower member posted the following loan description, which has not been verified:

Would like to pay off credit cards to a lower interest rate

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,942.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371793	$5,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371793. Member loan 371793 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Comverge, Inc.	Debt-to-income ratio:	9.07%
Length of employment:	3 months	Location:	Las Vegas, NV

Home town:	Los Angeles
Current & past employers:	Comverge, Inc., Radio Shack
Education:	College of Suthern Nevada, UNLV

This borrower member posted the following loan description, which has not been verified:

I am paying an extremely high interest rate on several credit cards and would like to consolidate at lower rates.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,287.00	Public Records On File:	1
Revolving Line Utilization:	97.80%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371815	$7,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371815. Member loan 371815 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	hilton hotel	Debt-to-income ratio:	14.72%
Length of employment:	9 years 10 months	Location:	saint louis, MO

Home town:	can tho
Current & past employers:	hilton hotel
Education:	outside U.S.

This borrower member posted the following loan description, which has not been verified:

n/a

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,194.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371841	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371841. Member loan 371841 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Retired	Debt-to-income ratio:	12.19%
Length of employment:	12 years	Location:	Tampa, FL

Home town:	Mascot
Current & past employers:	Retired, LONG ISLAND RAIL ROAD
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to remodel my kitchen and bathroom and have priced everything out with Home Depot. The total comes to just under $15,000. Please consider.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,850.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371909	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371909. Member loan 371909 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	West Boca Medical Center	Debt-to-income ratio:	8.14%
Length of employment:	10 years	Location:	BOCA RATON, FL

Home town:	Rahway
Current & past employers:	West Boca Medical Center, Delray Medical Center
Education:	Lynn University

This borrower member posted the following loan description, which has not been verified:

I would like to use a personal loan to consolidate my credit cards.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	25
Revolving Credit Balance:	$13,333.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371935	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371935. Member loan 371935 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Hagar Restaurant Service LLC	Debt-to-income ratio:	14.26%
Length of employment:	4 years	Location:	DENTON, TX

Home town:	Granada Hills
Current & past employers:	Hagar Restaurant Service LLC, Denton Restaurant Service LLC
Education:	Brookhaven College

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and improvments to my house pour slab, some energy efficient windows, and new appliances.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	41
Revolving Credit Balance:	$13,235.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371943	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371943. Member loan 371943 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Wilson Elser Moskowitz Edelman & Dicker LLP	Debt-to-income ratio:	7.21%
Length of employment:	11 months	Location:	ISLAND PARK, NY

Home town:	Bronx
Current & past employers:	Wilson Elser Moskowitz Edelman & Dicker LLP, Dewey & LeBoeuf LLP, LeBoeuf, Lamb, Greene & MacRae LLP
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I plan on using the loan to consolidate debts and use any remaining funds towards investment opportunities.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,887.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371976	$1,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371976. Member loan 371976 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	n/a	Debt-to-income ratio:	1.20%
Length of employment:	n/a	Location:	melrose, MA

Home town:	melrose
Current & past employers:	Aamco, fahey tire
Education:

This borrower member posted the following loan description, which has not been verified:

I need to reinsure my car and pay a ticket so I can get to work I've been out of work and have a new job if i can get there

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	17
Revolving Credit Balance:	$437.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371993	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371993. Member loan 371993 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	11.42%
Length of employment:	2 years 7 months	Location:	cincinnati, OH

Home town:
Current & past employers:	Fidelity Investments
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

My loan is for tuition and expenses of a certificate prep program for a CFP (Certified Financial Planner). This includes study material and all books.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,116.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372028	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372028. Member loan 372028 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,279 / month
Current employer:	State Department Federal	Debt-to-income ratio:	21.64%
Length of employment:	5 years 3 months	Location:	Alexandria, VA

Home town:	Alexandria
Current & past employers:	State Department Federal
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate all of my high interest loans and accounts with an exception of my car loan.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,227.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372130	$7,200	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372130. Member loan 372130 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	International network solutions	Debt-to-income ratio:	9.52%
Length of employment:	4 years	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	International network solutions
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

This Loan is to help me with school and to catch up on bills

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,840.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372131	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372131. Member loan 372131 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Land Rover South Bay	Debt-to-income ratio:	1.81%
Length of employment:	4 years 2 months	Location:	hermosa beach, CA

Home town:	Shreveport
Current & past employers:	Land Rover South Bay, Enterprise rent a car
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Some no interest loans that I have from Best Buy and Levitz are ending soon and I will have to pay a large amount of deffered interest if I don't pay the balances in full. This would really help me out and save me some money. I would like to consolidate the credit cards and make one easy payment. Thanks

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	46
Revolving Credit Balance:	$17,307.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372144	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372144. Member loan 372144 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SC Law Enforcement Division	Debt-to-income ratio:	11.24%
Length of employment:	11 years	Location:	IRMO, SC

Home town:	Greenwood
Current & past employers:	SC Law Enforcement Division
Education:	University of South Carolina-Columbia (USC), Winthrop University

This borrower member posted the following loan description, which has not been verified:

This loan will allow me to pay off a card card and another purchase at a lower interest rate.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	62
Revolving Credit Balance:	$3,649.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372193	$8,350	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372193. Member loan 372193 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,250 / month
Current employer:	Compuware Corp.	Debt-to-income ratio:	1.92%
Length of employment:	7 years	Location:	San Diego, CA

Home town:	Atlanta
Current & past employers:	Compuware Corp.
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

Hi, I have 8355.66 in outstanding credit card debt that i'd like pay off in exchange for a lower rate. I had been good about not using my credit cards but a couple of situations came up where I had to bridge my costs using my credit cards. Thank you for your time, ~A

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,421.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372195	$9,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372195. Member loan 372195 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Desert BMW of Henderson	Debt-to-income ratio:	11.52%
Length of employment:	8 years 6 months	Location:	Las Vegas, NV

Home town:	Eureka
Current & past employers:	Desert BMW of Henderson
Education:	Universal Technical Institute of Arizona Inc., Community College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate/liquidate my consumer debt.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	32	Months Since Last Delinquency:	13
Revolving Credit Balance:	$80,468.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372267	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372267. Member loan 372267 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Bayer LTD and Core Medical Group	Debt-to-income ratio:	8.32%
Length of employment:	4 years 10 months	Location:	Nashua, NH

Home town:	San Francisco
Current & past employers:	Bayer LTD and Core Medical Group
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan strictly for consolidating debt. I'm paying too much in finance charges to different institutions and by consolidating my family's monthly obligations become much more manageable and will then allow me to pay down principle. Thank you.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,128.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372286	$13,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372286. Member loan 372286 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Holy Trinity Catholic Church	Debt-to-income ratio:	19.46%
Length of employment:	6 years	Location:	NORFOLK, VA

Home town:	Des Plaines
Current & past employers:	Holy Trinity Catholic Church
Education:	University of Wisconsin-Green Bay, Central Missouri State University

This borrower member posted the following loan description, which has not been verified:

consolidation

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,557.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372327	$7,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372327. Member loan 372327 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	AmSafe Aviation	Debt-to-income ratio:	4.18%
Length of employment:	3 years 7 months	Location:	Mesa, AZ

Home town:	Holdrege
Current & past employers:	AmSafe Aviation, Tempe Union High School
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Purchase a currently operating spa.

A credit bureau reported the following information about this borrower member on December 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,554.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372330	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372330. Member loan 372330 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,500 / month
Current employer:	Self	Debt-to-income ratio:	15.68%
Length of employment:	18 years	Location:	Las Vegas, NV

Home town:	Santa Ana
Current & past employers:	Self, Gymboree / Owner
Education:

This borrower member posted the following loan description, which has not been verified:

We want to pay off past due taxes for business using a reasonably priced loan. Cash flow has been good but not enough to pay entire amount for prior accounting mistake regarding taxes (2 quarters of 941's totaling $35,000). We are now enrolled with Paychex payroll services and they make appropriate deposits. Prior manager of the restaurant made mistakes and we, the owners, have now taken over management. Web site is www.mezzobistro.com. The restaurant is very popular because of quality and pricing and was just named as one of the top 10 restaurants in Las Vegas (December 2008 Review Journal Newspaper). Opened in January 2008 and has grossed over $75,000. per month since with August and December going over $100,000.00.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,217.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372341	$13,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372341. Member loan 372341 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Emergent Analytics	Debt-to-income ratio:	8.70%
Length of employment:	3 years 3 months	Location:	Costa Mesa, CA

Home town:	South Lake Tahoe
Current & past employers:	Emergent Analytics
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I currently have 3 credit cards. 2 of which have approx. 13K in debt. I have tried to get a secured/unsecured loan through my bank to consolidate, however although I have missed no payments I look way overextend effectively lowering my credit score from it's once pristine 780. Before 2008 I have never carried cc debt, however this year I had to keep up with large capital calls as we expanded our company to protect my shares. Now things are back to normal, however I'm looking at cc debt with nosebleed interest. I have had to learn the hard way about the ins and outs of credit cards. I opened the second card to ballance transfer to a 0.0% only to find they can change their terms whenever they want ahhh. I opened the third card to do this again, but realize this is stupid. My objectives for this loan: 1. Correct my credit score by lowering my outstanding high interest debt. 2. Save money, while you make money. 3. Create a realistic plan to kill this debt. Background: I make ~3,500 per month after taxes. and have ~1,337 per month in fixed expenses (rent, car, phone etc). Thank you.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,480.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372378	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372378. Member loan 372378 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Back to the Garden	Debt-to-income ratio:	12.15%
Length of employment:	2 years	Location:	ATHENS, GA

Home town:	Athens
Current & past employers:	Back to the Garden
Education:	UGA

This borrower member posted the following loan description, which has not been verified:

I'm enrolling in five week truck driver training school to obtain a commercial driver's license. There is guaranteed employment upon graduation. I hope to start out the new year with increased income with the goal of making real estate investments when the housing market bottoms out.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,643.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372401	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372401. Member loan 372401 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,770 / month
Current employer:	Siemens E and A	Debt-to-income ratio:	14.05%
Length of employment:	24 years	Location:	Fort Worth, TX

Home town:	Fort Worth
Current & past employers:	Siemens E and A, Siecor (now Corning)
Education:	Texas Wesleyan University

This borrower member posted the following loan description, which has not been verified:

Loan will be used to pay for daughters wedding. Expenses include but not limited to wedding dress, announcements, wedding venue, reception.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,265.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372416	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372416. Member loan 372416 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	naples yatch club	Debt-to-income ratio:	13.61%
Length of employment:	2 years 10 months	Location:	naples, FL

Home town:	leon
Current & past employers:	naples yatch club, key largo sheraton beach resort
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

i would like to pay off some of the high interest rate credit cards.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	33
Revolving Credit Balance:	$26,821.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372419	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372419. Member loan 372419 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.11%
Length of employment:	8 years 4 months	Location:	PALMYRA, VA

Home town:	Portsmouth
Current & past employers:	Best Buy Co. Inc.
Education:	Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

Have a loan through Band of America at 19% APR which is pretty high. I'm a responsible person with a very stable job at a great company ( 8 years ). I've never made 1 single late payment in my life.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,411.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372447	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372447. Member loan 372447 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Concord Global Trading	Debt-to-income ratio:	2.70%
Length of employment:	2 months	Location:	PUTNAM VALLEY, NY

Home town:	Cortlandt Manor
Current & past employers:	Concord Global Trading, KeyCorp
Education:	SUNY Cobleskill, SUNY Westchester Commmunity College

This borrower member posted the following loan description, which has not been verified:

Went to lending tree and was offered the below through Lending Club: 13.160% 15.240% APR Loan Amount: $10,000 Term: 3 Years 3 Year Fixed $337.71- Estimated Monthly Payment I would like to receive the above loan or better as soon as possible...Thank you.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,055.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372448	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372448. Member loan 372448 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Equality Florida	Debt-to-income ratio:	23.99%
Length of employment:	11 years	Location:	Saint Petersburg, FL

Home town:	Bangor
Current & past employers:	Equality Florida
Education:	Univerity of South Florida

This borrower member posted the following loan description, which has not been verified:

Looking to reduce high interest rate cards with a Lending Club loan.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$47,332.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372465	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372465. Member loan 372465 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Freelance Broadcast & Music	Debt-to-income ratio:	13.57%
Length of employment:	25 years	Location:	Orlando, FL

Home town:	denver
Current & past employers:	Freelance Broadcast & Music, Orange County Goverment
Education:	Unviversity of Central Florida, Valencia Community College

This borrower member posted the following loan description, which has not been verified:

I have some unexpected expenses, and some old debts I want to discharge, and consolidate into a singular payment. I have a couple of 401 ks' I have been attempting to pull from, but do to restrictions on time between the request, and the last contributions to those accounts,I cannot access either account, as far as a withdrawal is concerned. So, having heard about this process I figured it was worth a try. I would rather just use money I "have", but given that i cant excercise that option, it forces the need to take out a loan. So, here I am. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on December 11, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,254.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372469	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372469. Member loan 372469 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Advantage Business Consulting	Debt-to-income ratio:	15.47%
Length of employment:	1 year 8 months	Location:	Lebanon, OH

Home town:	Loveland
Current & past employers:	Advantage Business Consulting, U.S. Bank Arena
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

My fiancee is currently in a custody trial with the biological father of her beautiful 4 year old daughter. He hasn't seen her in 3 and 1/2 years. Jacqueline is a wonderful mother who is looking out for the best interest of her daughter, and needs help to pay for council for this trial. We have put $4000 into the case ourselves, which will be exhausted soon, and the lawyer operates on a retainer system, so we need another $4000 up front. Given initial court cost estimates we don't expect the entire retainer to be used and we hope to be able to pay a large portion of the loan off in a lump sum I am currently living with my parents. I have no rent, and minimal expenses. I pay 300 a month on a car, which will be paid off in April. I pay about $100 dollars on a cell phone a month. I also pay about $200 toward health insurance. The rest is going towards savings for our lives together. I can easily put this payment into my budget without too much stress. Also, my fiancee will be helping on this loan, even though her income isn't counted for the credit purposes. She makes an additional $25,000 a year.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,321.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372486	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372486. Member loan 372486 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,458 / month
Current employer:	Boaz City School System	Debt-to-income ratio:	22.42%
Length of employment:	10 years	Location:	Boaz, AL

Home town:	Sheperd AFB
Current & past employers:	Boaz City School System, AL State Department of Education, Marshall County Board of Education, Sand Mountain Christian School - Albertville, AL
Education:	Lee University, TN, The University of Alabama, Tuscaloosa, Alabama A & M University, Snead Community College, Boaz AL

This borrower member posted the following loan description, which has not been verified:

I have two unsecured loans totaling approximately 15,000.00. One with Beneficial and one with Citi Bank. I want to lower the interest rate and term. I would like to borrow for no more than five years and no less than three. With the economy as it is I am trying to get a handle on my finances. I have recently refinanced my home at a lower interest rate and term. So...this is another step in the process for me. On my credit report you will find that Primus indicates a charged off account but it is not charged off...I make timely negotiated monthly payments. I offer this info for full disclosure. This loan would allow me the pleasure to breathe a little during these difficult times. Regardless of your ability to offer me what I need...I am responsible for these credit obligations and am making timely payments...I am not delinquent nor late. Thank you for your thoughtful consideration.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 372505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372505	$1,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372505. Member loan 372505 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Four Seasons Patio & Awning	Debt-to-income ratio:	14.68%
Length of employment:	4 years 2 months	Location:	Dallas, TX

Home town:	Plano
Current & past employers:	Four Seasons Patio & Awning
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am need of $1,600 to pay for a continuing education class and books. I plan to pay this back very quickly. Thank you.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	30
Revolving Credit Balance:	$23,713.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372520	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372520. Member loan 372520 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,683 / month
Current employer:	Jaye Enterprises	Debt-to-income ratio:	17.65%
Length of employment:	1 year 9 months	Location:	Daphne, AL

Home town:	Atmore
Current & past employers:	Jaye Enterprises, GCR Tire Centers
Education:	Faulkner University

This borrower member posted the following loan description, which has not been verified:

I will use the $15,000 to buy a E-4 plan from Jani-King. An E-4 plan will generate $4000 in monthly revenues. My father bought a E-10 plan back in April of 2007 and I have managed it ever since. We grossed over $250,000 for the year 2008. The number one reason I want to purchase another plan is because I need more money!! This is going to be the quickest way to get more monthly revenues. The number two reason is because monthly revenues cost less if you buy another franchise rather than paying finder fees on more business. I have been involved in this exact kind of business for the past two years now and I know this would be a successfull business venture and that there would be no problem in repaying the loan.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,665.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372540	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372540. Member loan 372540 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	15.83%
Length of employment:	1 year 3 months	Location:	Talladega, AL

Home town:	Talladega
Current & past employers:	CVS Pharmacy, Fred's
Education:	Samford University

This borrower member posted the following loan description, which has not been verified:

We are a Non-Medical Home Care Agency in need of working capital. We originally opened in March 2008 and have experienced constant growth since then. We actually have good clients that pay their invoices on time but the rapid growth the last 2 months has caught us a little short on cash. We pay our employees weekly and there in lies the problem. Our invoices go out on the same day our employees are paid for the work being billed on the invoice. We were not expecting the growth to come all at once like it did so as I stated earlier we're in a cash crunch. We actually have receivables due in an amount greater than the loan request and all will be paid within 30 days. The great think about working with the senior population is that they pay their bills on time! Thanks for your consideration of our loan request.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	8
Revolving Credit Balance:	$109,255.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372591	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372591. Member loan 372591 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	primerica	Debt-to-income ratio:	18.12%
Length of employment:	8 years	Location:	happy valley, OR

Home town:	Portland
Current & past employers:	primerica, polzel contracting, US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards into one easy payment and catch up alittle after christmas

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,258.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372592	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372592. Member loan 372592 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Barrick Goldstrike	Debt-to-income ratio:	17.64%
Length of employment:	8 years	Location:	ELKO, NV

Home town:	Idaho Falls
Current & past employers:	Barrick Goldstrike
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit cards

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,663.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372594	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372594. Member loan 372594 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Laurene and Ricker	Debt-to-income ratio:	9.59%
Length of employment:	6 years	Location:	FORT MILL, SC

Home town:
Current & past employers:	Laurene and Ricker
Education:	Pennsylvania State University-Penn State Great Valley

This borrower member posted the following loan description, which has not been verified:

We need the cash to complete an adoption of 3 children from Poland. It is important to note that all the adoption expenses are tax credits and we expect a large refund next year which we will use to pay down this loan. Note that our combined income is $175,000 and we have a mortgage of only $180,000. My husband and I are very careful with our money compared to others in our income group. For example, my husband drives an old car (a 2003) and no car payment even though he could easily get a $40,000 car. We recognize that our credit may lot look as good right now because we have recently applied for new credit so as to complete the adoption which is a $30,000 out of pocket cost. If we don't get the loans we can cash in $50,000 in gold coins and/or another $15,000 in a stock trading account. However we wish to keep both especially now that stocks are low.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	53	Months Since Last Delinquency:	10
Revolving Credit Balance:	$20,001.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372595	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372595. Member loan 372595 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	chicago northside toyota	Debt-to-income ratio:	7.40%
Length of employment:	6 years	Location:	CHICAGO, IL

Home town:	Traverse City
Current & past employers:	chicago northside toyota, traverse motors toyota
Education:

This borrower member posted the following loan description, which has not been verified:

i would like a loan to purchase a car from california and drive it back to chicago.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	65
Revolving Credit Balance:	$281.00	Public Records On File:	2
Revolving Line Utilization:	7.40%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372600	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372600. Member loan 372600 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	ATM Systems Corp	Debt-to-income ratio:	1.07%
Length of employment:	11 years	Location:	Myrtle Beach, SC

Home town:	La Plata
Current & past employers:	ATM Systems Corp
Education:	Anderson College / Universty Of SC

This borrower member posted the following loan description, which has not been verified:

Establish marketing network (cooperative) of 60-80 of local product and service providers to the homeowner. Example: Plumber, painter, lawn care, pest control, roofing, ect, ect... Develop and implyment an effective marketing campaine. Supplying these product and service providers with a marketing cooperative plan which can more effectively market their services to the homeowner. At the same time giving the homeowner an one stop outlet of "Proven Providers" for all the home service and improvement needs. Stringent quality control required by each provider to remain in the system. A monthly fee from each provider will cover the marketing campaign and basic company overhead. A proper fee to be paid to the network for each referral received by the provider from company marketing and coordinating effort.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,889.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372610	$6,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372610. Member loan 372610 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	social security	Debt-to-income ratio:	21.15%
Length of employment:	4 months	Location:	PHILADELPHIA, PA

Home town:	philadelphia
Current & past employers:	social security, philadelphia insurance companies
Education:	Gwynedd Mercy College

This borrower member posted the following loan description, which has not been verified:

I have recently had some changes in my life/ made some bad spending decisions in the past. I had to get about 3000.00 in dental work done in 2008. I was the maid of honor in a wedding (about $1000) and am again in an upcoming wedding. I recently took a job with a pay cut because I feel it is a good move for the future. It will take me forever to pay back my credit card bills with the interest rates I am currently paying and that gives me very little room to save money. I have a full time job and occasionally work a part time job as well. I am responsible and am completely open to having this money taken directly from my bank account each month. It can be set up to take from my account on one of the days where I get paid in case anyone is skeptical that I won't have it in my account. Thanks for your help!

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,518.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372621	$5,750	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372621. Member loan 372621 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Blackboard	Debt-to-income ratio:	2.59%
Length of employment:	1 year 10 months	Location:	Washington, DC

Home town:	Baltimore
Current & past employers:	Blackboard, Emagination Network, LLC, Social Solutions, Inc.
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

For 10 years, I have paid every single bill on time. Not a single time was I late to pay. That is, until I recently moved. Even though I informed the bank of my move and put a forwarding order in with the post office, I received my statement in the mail several days after it was due. Despite my shrinking debt, my immediate payment and my excellent payment history, the bank has now jacked my interest rate up to an astonishing amount. Worse yet, the bank applies my payments to the lowest interest rate portions first, while the higher rate purchases simply keep accruing interest. I have realized that there are a lot of games that traditional banks play to 'trap' and exploit their customers. So I really don't want to do business with them anymore if I can help it. I want to close my credit card account with this bank to protect my future. I am looking for a loan to match (or come very close to) the rate of my credit card balance before this one late payment: 3.99% I have the ability to transfer the balance to a different credit card, but then I would be charged an additional 3% up-front for the privilege, and that really doesn't help me financially. Thanks for considering helping me!

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,231.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372668	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372668. Member loan 372668 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Premier Academy	Debt-to-income ratio:	6.84%
Length of employment:	4 years	Location:	Columbus, OH

Home town:
Current & past employers:	Premier Academy
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Better rate...

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,115.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372702	$12,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372702. Member loan 372702 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Kronus Inc	Debt-to-income ratio:	6.97%
Length of employment:	3 years 6 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	Kronus Inc
Education:	USC Gould School of Law

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to join and take part of a revolutionary company www.illadelphglass.com www.illadelphglassgallery.com http://www.youtube.com/watch?v=4H-kMiGw_X8 they are setting a new standard by bringing innovation to the industry The CEO of the company Chip Dibble has offered me an opportunity to join the business as a partner by using my credit to help secure a loan for business expansion and inventory This is a solid opportunity to invest in a up and coming company that is revolutionizing the industry Thank You

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,490.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 372718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372718	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372718. Member loan 372718 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.08%
Length of employment:	n/a	Location:	Tucson, AZ

Home town:	Berkeley
Current & past employers:	Portland Clinic, UC Med Center San Francisco, Marin General Hospital, Warm Springs Restaurant, The River Street Inn, Proprieteress
Education:	Oregon State University, Oregon Technical Institute

This borrower member posted the following loan description, which has not been verified:

I live in a retirement community. My kitchen is several years old and I need new appliances, cabinet faces and counter tops. My background includes running a Bed and Breakfast for 14 years. After living here for 4 years it is apparrent there is a strong need for a small business to cook and deliver meals to those in the community who are unable to do so for themselves. With an updated kitchen I will be able to efficiently provide as many as 10 meals a day. The expected weekly revenue will be $200 to start with a potential to reach $500.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,665.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372733	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372733. Member loan 372733 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	SNL Financial	Debt-to-income ratio:	5.93%
Length of employment:	3 years 7 months	Location:	Greentown, PA

Home town:	New Brunswick
Current & past employers:	SNL Financial
Education:	Wilkes University

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some higher-interest debt.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,761.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372753	$8,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372753. Member loan 372753 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Newby Insurance Agency	Debt-to-income ratio:	18.01%
Length of employment:	3 years 8 months	Location:	Westfield, IL

Home town:	Normal
Current & past employers:	Newby Insurance Agency
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

My wife and I had laser surgery to correct our vision and were pre-approved for Care Credit. We made a little more than the minimal payments each month to "get ahead of the loan"-- only to find out that if you did not repay the entire loan within 12 months the rest of the balance jumped to an interest rate of just below 30%. That's too high! We are asking for a loan to consolidate that balance at a reasonable interest rate. Thanks.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$112,549.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372766	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372766. Member loan 372766 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,666 / month
Current employer:	Papyrus	Debt-to-income ratio:	14.38%
Length of employment:	10 years	Location:	SACRAMENTO, CA

Home town:	Fort Bragg
Current & past employers:	Papyrus
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I currently have 5 cards, 3 of which have very high interest rates. I would like to consolidate some or all of these credit cards and get this debt paid down as quickly as possible. I am already committed to paying as much as I can each month, but the high APRs are making it hard to get ahead.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	19
Revolving Credit Balance:	$12,837.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372777	$10,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372777. Member loan 372777 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,175 / month
Current employer:	Amphenol	Debt-to-income ratio:	3.61%
Length of employment:	1 year 9 months	Location:	Riverside, CA

Home town:	Riverside
Current & past employers:	Amphenol, Deutsch Connectors - Defense/Aerospace Operations, MarketSource LLC - Hewlett Packard Retail Sales Program, BDS Marketing - Canon USA Retail Sales Program
Education:	California State University-San Bernardino (CSUSB), University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

This loan is primarily intended to consolidate debt from a 0% APR credit card that will reset to a higher rate shortly. A great majority of the debt is from medical and dental deductibles and expenses that were not covered by insurance. The remaining portion of the loan will finance an engagement ring for the love of my life. I'm a college educated marketing professional with a solid position in the wire/interconnect industry. I'm about to finish my 2nd year of employment with a Fortune 500 company. It is a home-based position that allows me to forgo the added expense of commuting. I have no other major debts such as a mortgage or car payment. My vehicle is fully paid off. I sincerely appreciate your investment. Best Regards, Nick Blas Product Marketing Manager

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	65
Revolving Credit Balance:	$14,080.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372797	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372797. Member loan 372797 was requested on January 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	self-contractor	Debt-to-income ratio:	1.91%
Length of employment:	10 years 3 months	Location:	deland, FL

Home town:	east palatka
Current & past employers:	self-contractor, Self emplyed contractor for Northrup Grumman
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I would like to marry the woman of my dreams!

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	4
Revolving Credit Balance:	$1,473.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372823	$3,750	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372823. Member loan 372823 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Hoegemeyer Animal Clinic	Debt-to-income ratio:	24.92%
Length of employment:	4 years	Location:	KERRVILLE, TX

Home town:	Calallen
Current & past employers:	Hoegemeyer Animal Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one low payment. My intentions are to save the extra money to go back to school.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,330.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372825	$3,700	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372825. Member loan 372825 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Office Depot	Debt-to-income ratio:	7.84%
Length of employment:	8 years	Location:	HATTIESBURG, MS

Home town:	Vicksburg
Current & past employers:	Office Depot
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to finance a used car.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,271.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372839	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372839. Member loan 372839 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	u of m	Debt-to-income ratio:	21.86%
Length of employment:	8 years	Location:	saline, MI

Home town:	paris
Current & past employers:	u of m
Education:

This borrower member posted the following loan description, which has not been verified:

consolidation

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	21
Revolving Credit Balance:	$22,359.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372872	$8,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372872. Member loan 372872 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,008 / month
Current employer:	Nationwide Mutual Insurance Company	Debt-to-income ratio:	1.40%
Length of employment:	3 years 10 months	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Nationwide Mutual Insurance Company
Education:	The Ohio State University

This borrower member posted the following loan description, which has not been verified:

My fiancee and I have been sharing one vehicle to travel between my work schedule and her school studies. However, due to the near completion of her PhD in Anthropolgy, she will need the vehicle full-time to travel out-of-state for extended periods to gather data and finish her research. I will use the loan to purchase a reliable car to travel back-and-forth to work. I will pay back the loan via my employment as I have worked for the same corporation for nearly 4 years and have a steady income.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372874	$5,650	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372874. Member loan 372874 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,600 / month
Current employer:	Santa Ana Unified School District	Debt-to-income ratio:	6.18%
Length of employment:	36 years	Location:	Santa Ana, CA

Home town:	Los Angeles
Current & past employers:	Santa Ana Unified School District
Education:	National University

This borrower member posted the following loan description, which has not been verified:

I will be paying off high interest credit cards

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,333.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372878	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372878. Member loan 372878 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,260 / month
Current employer:	Faurecia Automotive Seating, Inc.	Debt-to-income ratio:	16.56%
Length of employment:	5 years 10 months	Location:	Auburn Hills, MI

Home town:	Warsaw
Current & past employers:	Faurecia Automotive Seating, Inc.
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

I have a Discover credit card with a $4,000 credit limit and I'm nearly at that point. The main reason is because my girlfriend that I live with was on unpaid medical leave since August 2008 and it was up to me to keep buying the necessities (groceries, gas, etc.). Therefore, my debt on this card went up pretty fast since then. She is returning to work this month but obviously I took a big hit from it. I have 0% APR on this card until August of 2009 and I would like to pay it all off as soon as possible and just start using it only if absolutely necessary. I believe the interest will jump close to 18% in August if I don't pay it off by then.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,377.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372885	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372885. Member loan 372885 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	19.39%
Length of employment:	6 years	Location:	Coppell, TX

Home town:	Midlothian
Current & past employers:	Self-Employed, Wells Fargo, Bank One, EDS
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

Cover basic expenses due to timing lag associated with receivables collection.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$59,954.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 372886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372886	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372886. Member loan 372886 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,584 / month
Current employer:	deloitte	Debt-to-income ratio:	11.02%
Length of employment:	24 years	Location:	WYANDANCH, NY

Home town:	pensacola
Current & past employers:	deloitte
Education:	New York Institute of Technology-Manhattan Campus

This borrower member posted the following loan description, which has not been verified:

personal loan to purchase investment property

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	4
Revolving Credit Balance:	$207,305.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372897	$12,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372897. Member loan 372897 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Elite Solutions	Debt-to-income ratio:	2.01%
Length of employment:	1 year	Location:	Hampton, GA

Home town:	Salina
Current & past employers:	Elite Solutions, Transparent Technologies Inc.
Education:	Griffin Technical College

This borrower member posted the following loan description, which has not been verified:

I am going to be using this money for a few different things. I will be consolidating my credit cards, and catching up on some bills. I am also planing to invest some of it into advertising and marketing for my business.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,838.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372941	$5,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372941. Member loan 372941 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Little Rest Livery Inc	Debt-to-income ratio:	8.67%
Length of employment:	3 years 1 month	Location:	West Kingston, RI

Home town:	Warwick
Current & past employers:	Little Rest Livery Inc
Education:	Penn Foster

This borrower member posted the following loan description, which has not been verified:

To consolidate my debt

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,517.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372953	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372953. Member loan 372953 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	u s sugar co	Debt-to-income ratio:	16.95%
Length of employment:	30 years 1 month	Location:	buffalo, NY

Home town:	buffalo
Current & past employers:	u s sugar co, none
Education:

This borrower member posted the following loan description, which has not been verified:

to pay off credit cards (cc) at a lower rate and within 3 or 5 years currentlly my int rate on average is about 18-20% and i make my payments on time every month and try to give more $ and my bals are the same so if i can consolidate them to a loan with a fix term . then i can be out of cc debt which would free up money to save.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,918.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372957	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372957. Member loan 372957 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,550 / month
Current employer:	WEIL,GOTSHAL & MANGES LLP	Debt-to-income ratio:	0.45%
Length of employment:	16 years 6 months	Location:	Bronx, NY

Home town:	Manhattan
Current & past employers:	WEIL,GOTSHAL & MANGES LLP, MANUFACTURER'S HANOVER TRUST/ARA, UNITED STATES ARMY
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

I just had the roof repaired 01-08-2009 and through some miscommunication there was no financing arranged now the work is finished and All State Roofing and siding in NJ is demanding their payment of $4,950. Idon't have the money they did good work and would like to hire them again and keep their trust and respect I am so embarassed , sorrowfull and desperate. I'm renting the home at 1300 per mo I have mortgage at @$980 I owe back taxes of $7000 due to 401k use for property purchase in 2007. Ineed to resolve these debts, I usually manage my money well and once I cure this hiccup I will breath easier the $300 from the rent will subsequently be used to pay back the loan . All State Roofing and siding -Chuck/Jeanette-ph 1-888-766-3252

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$731.00	Public Records On File:	1
Revolving Line Utilization:	18.30%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372974	$8,875	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372974. Member loan 372974 was requested on January 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Pink Boots Publishing	Debt-to-income ratio:	18.22%
Length of employment:	9 years 10 months	Location:	Corinth, TX

Home town:	Fort Riley
Current & past employers:	Pink Boots Publishing, Cinemark USA, Inc.
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

Looking to build a covered patio. We enjoy sitting out back watching kids play. Texas summers are hot. Would make a nice addition for the entire family to enjoy.

A credit bureau reported the following information about this borrower member on January 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372999	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372999. Member loan 372999 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	XO Communications	Debt-to-income ratio:	9.63%
Length of employment:	7 years 4 months	Location:	Littleton, CO

Home town:	Warsaw
Current & past employers:	XO Communications, Nextel Communications
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

4 year loan for $15,000 for home improvment. Would like payments to be bi-weekly.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,181.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373000	$2,750	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373000. Member loan 373000 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Southeastern University	Debt-to-income ratio:	17.72%
Length of employment:	3 months	Location:	Lakeland, FL

Home town:	Saco
Current & past employers:	Southeastern University, Winn Dixie, GC Services
Education:	Southeastern University

This borrower member posted the following loan description, which has not been verified:

Loan requested to assist in paying off small debt to lower and consolidate interest rate.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,663.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373004	$8,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373004. Member loan 373004 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	City of New York Department of Health and Mental Hygiene	Debt-to-income ratio:	4.13%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:	New York City
Current & past employers:	City of New York Department of Health and Mental Hygiene, State of New York
Education:	Indiana University-Bloomington Doctorate at CSPP San Francisco

This borrower member posted the following loan description, which has not been verified:

Looking to purchase a second car for my wife...

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,660.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373006	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373006. Member loan 373006 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,356 / month
Current employer:	Rhode Island Public Transit Authority	Debt-to-income ratio:	7.34%
Length of employment:	10 years 11 months	Location:	Warwick, RI

Home town:	Providence
Current & past employers:	Rhode Island Public Transit Authority
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

I would like to combine my debt into one monthly payment. I pay all my bills on time and have never been late. I'm tired of making the credit card companies richer with the interest they charge. It seems as though they keep you in debt even when paying extra every month. Want a fixed rate with set terms. Thanks in advance.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	71
Revolving Credit Balance:	$15,648.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373039	$4,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373039. Member loan 373039 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Modern Babies and Children	Debt-to-income ratio:	1.23%
Length of employment:	8 years	Location:	Houston, TX

Home town:	houston
Current & past employers:	Modern Babies and Children, Perfect Wedding Guide
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

would like to pay off all credit cards and lower monthly payments.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	6
Revolving Credit Balance:	$2,554.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373052	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373052. Member loan 373052 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	school district	Debt-to-income ratio:	11.57%
Length of employment:	5 months	Location:	siloam springs, AR

Home town:	KC
Current & past employers:	school district
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

To refinance credit card debt at a better rate, and help pay for a wedding.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373081	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373081. Member loan 373081 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	MEDomics, LLC	Debt-to-income ratio:	23.70%
Length of employment:	7 months	Location:	Pasadena, CA

Home town:	Orange
Current & past employers:	MEDomics, LLC
Education:	Scripps College, University of Arizona

This borrower member posted the following loan description, which has not been verified:

Paying off credit cards

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,929.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373090	$14,125	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373090. Member loan 373090 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Buckingham PM	Debt-to-income ratio:	11.24%
Length of employment:	4 months	Location:	Clearlake, CA

Home town:	Santa Rosa
Current & past employers:	Buckingham PM, DALE CARNEGIE ASSOCIATES
Education:	Heald College at Roseville

This borrower member posted the following loan description, which has not been verified:

I am consolidating most my debt to be able to make one lump sum payment a month. I have a 760+ Credit Score. Thank you!

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,762.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373093	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373093. Member loan 373093 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Oak Harbor Freightlines	Debt-to-income ratio:	5.40%
Length of employment:	1 year	Location:	Federal Way, WA

Home town:	columbus
Current & past employers:	Oak Harbor Freightlines, Don D Rutherford and Sons Inc
Education:	Southeastern Oklahoma State University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards. I would give anything to rid myself of these. I am not behind,upside down,overexstended,or without solid income. Just want to be totally debt free in shortest amount of time to never again have to rely on high interest credit. score tonight was 677 because of high balance. want a debt free lifestyle once and for all!! My income is good and reliable. can pay ATLEAST 900.00/month conservative

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,130.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373095	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373095. Member loan 373095 was requested on January 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	The Marble Quarry, Inc	Debt-to-income ratio:	15.33%
Length of employment:	13 years 2 months	Location:	Mandeville, LA

Home town:
Current & past employers:	The Marble Quarry, Inc, Agrico Chemical Company
Education:	Marymount College

This borrower member posted the following loan description, which has not been verified:

I am the owner of a 35 year old construction related manufacturing business ( I have owned it for 13 years), and due to the economic conditions of the past 18 months have made the tough decision to close and liquidate it. The good news is the business has very little debt, primarily $200,000 on commercial land and buildings that appraised for $1,400,000 in late 2007. The bad news is in order to keep the business going over the past year and a half, I have used up most of my personal cash reserves not knowing the downturn was going to be this severe. In todays climate, it will probably take a while to move the real estate, although it is a prime commercial location and you never know. I will also be holding an auction to liquidate trucks and equipment in the next 60 days that should generate $60,000 to $80,000. I have real estate equity on two other properities, but prefer not to go to the expense of making long term changes that would just have to be unwound anyway once the commercial sale went though. In any event, I am requesting this loan to use as a personal cushion to handle home expenses while I liquidate the business and search for a new job or business opportunity. We are current on all of our obligations, and this would provide a cushion to help insure we stay that way through this transition. My wife and I have successfully raised and put through college five children and they are all on their own and doing well. Our youngest daughter just announced her engagement for a fall wedding (talk about timing), but they are both great kids and we approve. Your kind consideration would be most appreciated.

A credit bureau reported the following information about this borrower member on January 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,854.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373105	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373105. Member loan 373105 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Certifix Management Inc.	Debt-to-income ratio:	10.04%
Length of employment:	2 years 3 months	Location:	buena park, CA

Home town:	Downey
Current & past employers:	Certifix Management Inc.
Education:	California State University Fullerton

This borrower member posted the following loan description, which has not been verified:

We have been in business for more than 2 years and very successful at what we do. We have a line of credit with the bank and have never been late, we have paid off the line of credit in full more than once and have borrowed against it for new equipment. We are looking to expand our business once more and are looking for different sources of funding. Our credit scores are very high and we have a proven track record in paying all of our debt in time. We are the fastest growing business in our sector and are backed by two responsible adults. Our loan will be used to purchase additional equipment that we will be using for contracts that have already been signed, so the equipment will be paying for itself. There are not bets or chances as to whether our business will work, because we are not a start up.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	41
Revolving Credit Balance:	$23,509.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373118	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373118. Member loan 373118 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Jaime Bohl	Debt-to-income ratio:	11.32%
Length of employment:	3 years 4 months	Location:	Las Vegas, NV

Home town:	Lima
Current & past employers:	Jaime Bohl, FedEx Corporation
Education:	Saddleback College, Orange Coast College

This borrower member posted the following loan description, which has not been verified:

For some time now, I have been looking into creating a solar panel system for my house. Currently I have two ways of financing it, a bank loan/credit cards or through lending club. The price savings on energy bills will pay for a little more than half the monthly expenses on the loan. I also receive tax benefits which will go towards paying this loan off. This has been my dream for a long time.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,920.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373125	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373125. Member loan 373125 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Birmingham City Schools	Debt-to-income ratio:	5.28%
Length of employment:	12 years	Location:	Trussville, AL

Home town:	Pittsburgh
Current & past employers:	Birmingham City Schools, Bush Middle School
Education:	U.A.B.

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off bills and consilidate my small debts. This well help tremendously, as I can make simple one montly payments. Thank you for your time.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,477.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373139	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373139. Member loan 373139 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,583 / month
Current employer:	EXTREME PRINT OF FLORIDA	Debt-to-income ratio:	13.46%
Length of employment:	4 years	Location:	MIAMI, FL

Home town:	MIAMI
Current & past employers:	EXTREME PRINT OF FLORIDA
Education:

This borrower member posted the following loan description, which has not been verified:

I am buying a new print for my business which I have owned for 4 years,I have one part of the money, but I need $10.000; I want to expand my sales according to the current demand I have. Last year sales were close to $ 700.000, business keeps on coming, I want to increment my sales 50%. Revenues will surpass $ 1 million. Peaple need to advertise in this hard times and my business with flyers, business cards, brochures, has increased.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	35
Revolving Credit Balance:	$104,761.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373161	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373161. Member loan 373161 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,320 / month
Current employer:	flextronics	Debt-to-income ratio:	0.73%
Length of employment:	6 years	Location:	PORT SAINT LUCIE, FL

Home town:	Port Saint Lucie
Current & past employers:	flextronics, barnes and nobles
Education:	keiser college

This borrower member posted the following loan description, which has not been verified:

I need the loan to put into my checking account to cover charges on my debit card that may have been erroneous. these charges have to post to be disputed which will put me thousands of dollars under on my checking acct. I wish the money to cover my checking acct for these charges or any other forseeable charges that may drain my bank acct

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	61
Revolving Credit Balance:	$801.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373165	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373165. Member loan 373165 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	US Army	Debt-to-income ratio:	15.30%
Length of employment:	6 years 2 months	Location:	BRONX, NY

Home town:	bonao
Current & past employers:	US Army
Education:	Troy University Online, SUNY Maritime College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate 2 loans as well as cover a few of my upcoming moving expenses. I am moving my family and I need the money.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	43
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373183	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373183. Member loan 373183 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Citysearch	Debt-to-income ratio:	10.29%
Length of employment:	7 months	Location:	Pasadena, CA

Home town:	Nashville
Current & past employers:	Citysearch
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I'm tired of having my payment dates changed, scheduling them on weekends, and pretending that they can't take a payment the next day. I'd rather pay interest to help people invest than enrich those who have plenty! I have a solid job, a stable marriage, and a good payment record. I've lent before at sites like this, and know what it's like to be burned by people giving up on their loans. I'm motivated to get out of debt, and need your help.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,840.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373202	$9,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373202. Member loan 373202 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Pro America Insurance Agency	Debt-to-income ratio:	18.42%
Length of employment:	2 months	Location:	Estero, FL

Home town:	Cleveland
Current & past employers:	Pro America Insurance Agency, Scion Entertainment Inc.
Education:	Florida Gulf Coast University

This borrower member posted the following loan description, which has not been verified:

I am consolidating my credit card debt as to lower the monthly interests on all cards. I have taken a semester off from school to work so that I can stay current on my debts and avoid a drop in my credit score.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,334.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373213	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373213. Member loan 373213 was requested on January 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Warner Music Group	Debt-to-income ratio:	12.01%
Length of employment:	2 years 10 months	Location:	Santa Monica, CA

Home town:	Pasadena
Current & past employers:	Warner Music Group, Lockheed Martin Corp., Keane Inc., Northrop Grumman
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

Thank you for taking the time to read this. My fiance and I are looking forward to getting married in a few months but are also having to pay the wedding ourselves. I've used what I had in savings for down payments but will need help to pay the wedding off, help for our honeymoon, my dress, the rings, etc. I have great credit, a steady income, and am very responsible. Your assistance would be greatly appreciated.

A credit bureau reported the following information about this borrower member on January 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373249	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373249. Member loan 373249 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Skadden Srps	Debt-to-income ratio:	17.36%
Length of employment:	14 years	Location:	HOCKESSIN, DE

Home town:	Towson
Current & past employers:	Skadden Srps, Best Western Hotels
Education:	Durham TEch

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate credit debt

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,250.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373257	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373257. Member loan 373257 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Green Florist	Debt-to-income ratio:	13.73%
Length of employment:	3 years 4 months	Location:	Las Vegas, NV

Home town:	Garnett
Current & past employers:	Green Florist, Las Vegas Review Journal
Education:	Fullerton Community College, Fullerton State University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit cards and some medical bills

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,564.00	Public Records On File:	1
Revolving Line Utilization:	72.40%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373258	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373258. Member loan 373258 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,321 / month
Current employer:	State of California	Debt-to-income ratio:	13.72%
Length of employment:	1 year	Location:	Sacramento, CA

Home town:	Denver
Current & past employers:	State of California, Public Health Institute
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I would like to improve my home value by adding landscaping to the backyard. My home is 54 years old and the landscaping is very dated. I have only lived in the house for a few months and am very excited about improving the appearance.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$159.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373272	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373272. Member loan 373272 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,866 / month
Current employer:	County of San Diego	Debt-to-income ratio:	13.76%
Length of employment:	11 years 2 months	Location:	Oceanside, CA

Home town:	San Simon
Current & past employers:	County of San Diego
Education:	Miracosta College, Cal State San Marcos

This borrower member posted the following loan description, which has not been verified:

I have about $20, 000 in credit card debt, interest ranging from 13 to 24.70%. At this time, I can only make minimum payments due to the amount of credit card debt. I know if I continue to make minimum payment, the debt will not be paid off for at leat 30 yrs. My total monthly payments for all my credit cards is about $500. I figured that is I get a loan with LendingClub, it will come to the same amount every month, but the loan would be paid off in 36 months. This way, I will be able to see the light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,546.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373274	$7,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373274. Member loan 373274 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	self employed - 11:11 enterprises	Debt-to-income ratio:	6.77%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:	Key West
Current & past employers:	self employed - 11:11 enterprises
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am requesting a $7,000 loan to pay off my Bank of America credit card whose current interest rate is almost 30% . It jumped from around 19.99% recently because I did miss a payment. I own a small accessories design business ( for the past 6 years) and most of the charges on this card are from filling in the gaps on a very slow year and also my training fees to become a certified Kundalini yoga teacher. I have been paying my debts and taking care of business but things have still gotten out of hand so I look forward to the opportunity to get my debt under control and paid off.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,048.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373282	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373282. Member loan 373282 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	City of New York	Debt-to-income ratio:	12.68%
Length of employment:	2 years 7 months	Location:	Bronx, NY

Home town:	Santo Domingo
Current & past employers:	City of New York, New York City Board of Education, New York City Police Department
Education:	CUNY Bronx Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to turn all my payments into one payment with a lower APR rate.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,998.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373291	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373291. Member loan 373291 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Byn flowback Services	Debt-to-income ratio:	12.48%
Length of employment:	3 years 3 months	Location:	perryton, TX

Home town:	Perryton
Current & past employers:	Byn flowback Services
Education:	UTI-houston

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of all the high credit card interest, and pay off a truck loan off. Looking for one easy payment instead of 4 different ones.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,681.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373326	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373326. Member loan 373326 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	HSA-UWC	Debt-to-income ratio:	2.46%
Length of employment:	1 year 5 months	Location:	Philadelphia, PA

Home town:	Osaka
Current & past employers:	HSA-UWC, True World Foods
Education:	North Eastern University / UTS

This borrower member posted the following loan description, which has not been verified:

I need to get loan to pay for my sons tuition $4800 due past and pay off 2 credit cards loans

A credit bureau reported the following information about this borrower member on December 15, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,327.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 373375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373375	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373375. Member loan 373375 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Insurance Services	Debt-to-income ratio:	17.50%
Length of employment:	1 month	Location:	Marysville, CA

Home town:	Yuba City
Current & past employers:	Insurance Services
Education:	University of Tulsa, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I currently have $15,000 spread out over 7 credit cards- with interest rates ranging from 9.99% to 18.99%. I would like to consolidate this debt into one loan so that I can reduce my interest rate and pay it off in a timely manner. I own my car outright- I have moved back in with my parents and pay no rent or utilities while I am paying off my debt. Last year I grossed $48,000 and this year I am looking at a considerable increase in salary. I have established credit for over 8 years without any late payments on record. I pay ontime- everytime! I have a degree in Business from one of the nation's top business schools and currently work at an insurance brokerage- this debt was incurred while going to school full time while funding my sick grandmother's last two years of life. I am on track to be succesful but simply need to eliminate my debt. I hope you will consider my request and approve my loan. Respectfully Yours-

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,422.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373376	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373376. Member loan 373376 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Art & Soul Photography Inc.	Debt-to-income ratio:	12.48%
Length of employment:	4 years	Location:	Columbia, MO

Home town:	Overland Park
Current & past employers:	Art & Soul Photography Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I have some high interest credit cards and student loans that I would like to consolidate and pay off.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,318.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373383	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373383. Member loan 373383 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Rush University Medical Center	Debt-to-income ratio:	11.21%
Length of employment:	1 month	Location:	tinley park, IL

Home town:	Blue Island
Current & past employers:	Rush University Medical Center, Rose Paving Company
Education:	Lewis University, Rush University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan of $15,000 in order to pay off my credit cards. I recently graduated from nursing school, my second career, and am now faced with the reality of large amounts of debt. In the past while living at home with my parents I was careless with my money management, however now being on my own and having to adhere to a strict budget has made me face the damage I've done. I desperately need a loan so that I can pay off my credit card debt and consolidate my debt into a lower rate loan. It is my goal to be both debt free and credit card free in 5 years. I know I will have the income to do so now that I am starting work in a few weeks, I just need a lender to give me the opportunity so I can use the loan money to pay off my credit cards.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,076.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373398	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373398. Member loan 373398 was requested on January 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Ft McDowell Casino	Debt-to-income ratio:	15.92%
Length of employment:	1 year 10 months	Location:	Phoenix, AZ

Home town:
Current & past employers:	Ft McDowell Casino, Las Vegas Casino
Education:	UTI of Arizona

This borrower member posted the following loan description, which has not been verified:

Trying to lower Credit Card interest rate. Current rate 18-22%. Also, wanting to finish school. I have used up my GI Bill and still short to complete my degree. This loan will free up my income for the completion of school. Thank you.

A credit bureau reported the following information about this borrower member on January 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,562.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373422	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373422. Member loan 373422 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	PNC Global Investment Servicing	Debt-to-income ratio:	17.67%
Length of employment:	5 years 1 month	Location:	Franklin, MA

Home town:	Plymouth
Current & past employers:	PNC Global Investment Servicing, AMC Theatres
Education:	Framingham State College

This borrower member posted the following loan description, which has not been verified:

Need to conver expenses fro movinginto our new home.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	63
Revolving Credit Balance:	$5,051.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373453	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373453. Member loan 373453 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,800 / month
Current employer:	Shogun 27	Debt-to-income ratio:	21.72%
Length of employment:	3 years	Location:	East Brunswick, NJ

Home town:	East Brunswick
Current & past employers:	Shogun 27
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I am currently a junior year student at Rutgers University. These past two months have been pretty rough with finances. I was in a car accident in November which weighed heavily on my financial situation. If I receive this loan, I would be able to clear up all my debt! For a college student, this is a big thing. I currently work as a bartender at a Japanese Hibachi and Dining Restaurant. I work two days a week, Friday and Saturday. My weekly house pay salary is around $50 and $400 in tips. Monthly Income: $1800 Expenses: Rent: $0 Car Payment: $350 Food: $0 - Dining Plan with the University Misc Expenses: $250 Net Income a Month: $1200 I would be able to pay off this loan rather quickly! I just need to pay off my credit cards at once so I won't have that burden on my shoulders...it would be a great if you guys are able to help me. I know $5000 is not alot in debt compared to others but I do lose sleep over it and I stress out about it! So any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$578.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 373461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373461	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373461. Member loan 373461 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Atlanta Technology Force, Inc	Debt-to-income ratio:	20.26%
Length of employment:	3 years 6 months	Location:	Loganville, GA

Home town:	Lawrenceville
Current & past employers:	Atlanta Technology Force, Inc, Georgia Department of Transportation
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

We are an IT consulting company and are rolling out a virtual remote office solution for our clients. This solution will allow them to work from anywhere in the world via the Internet and is a perfect fit for small businesses who are currently hosting their data in a peer to peer network with no external access. We are in the implementation phase and have signed up a total of 12 customers already that will each pay a monthly fee of $149 each for the next 3 years. We have another 120 or so prospects to still visit and explain our new offering to so the potential for this is huge. To date we have invested $27,278 of our own capital into this offering and need to raise the remaining funds to make this live by 2/5. We have the basic infrastructure already in place and need to raise the capital to expand this to support more than the current target capacity of 25 users.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,333.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373475	$1,200	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373475. Member loan 373475 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	5.47%
Length of employment:	n/a	Location:	West LEBANON, NH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

car

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,328.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373486	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373486. Member loan 373486 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,228 / month
Current employer:	Pennsylvania State Police	Debt-to-income ratio:	7.43%
Length of employment:	7 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	Pennsylvania State Police, Pennsylvania State Police
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I have several credit cards with balances that I want to pay off and close out. Here is a summary of them. Discover - $1693 Chase - $1671 Citibank - $1000 First National - $1135 GE Money - $260 Income: $50,740 annual (pre-tax)/approx. $3100/month (after taxes) Other Monthly Expenses: Rent - $500 Gas - $200 Food - $300 College Loan - $155 Phone - $60 Television - $50

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,629.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373492	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373492. Member loan 373492 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	AHC Specialists	Debt-to-income ratio:	17.84%
Length of employment:	5 months	Location:	Blue Springs, MO

Home town:	Kansas City
Current & past employers:	AHC Specialists, Teamsters
Education:

This borrower member posted the following loan description, which has not been verified:

Affordable Housing Compliance Specialists (AHCS) provides affordable housing compliance outsourcing for small to medium sized affordable housing management companies. The office, located in Blue Springs, Missouri, opened for business on September 8, 2008. AHC Specialist would like to do an aggressive direct marketing campaign to a target market of 12,000 companies that can benefit from their services. The trend today for many Owners and Management Agents is to outsource any function within their business that is not directly related to the daily operations of property management or the generation of management fees. Consequently the Compliance function is one of the first to be considered due to stringent government regulations that must followed and the requirements of special training and skills. Outsourcing is a proactive approach that can improve productivity as well as reduce costs. Affordable Housing Compliance Specialists? goal is to provide high quality compliance administration and customer service, allowing its clients to focus on their core competencies and other strategic initiatives. At the inception of the business, AHCS has targeted owners and developers of affordable housing properties throughout the Midwest. Clients will be able to select from four levels of file and reporting compliance service, which will be tailored to their needs: 1) Eligibility Reviews 2) File Reviews 3) Virtual Voucher Specialist 4) Virtual Compliance (All inclusive combines the first three levels) Our clients will also enjoy a full-range of inspection services available as needed: ? REAC/UPCS Pre-inspection ? Shadow REAC/UPCS ? 100% UPCS Inspection ? HQS inspections

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,914.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373540	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373540. Member loan 373540 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Gazit Globe	Debt-to-income ratio:	12.42%
Length of employment:	7 months	Location:	Miramar, FL

Home town:	Ecuador
Current & past employers:	Gazit Globe
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I have a great credit history with a stable job that plays well. Simply want to use this money to pay down a debt outstanding that has an interest rate in the range of 18%.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,563.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373541	$5,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373541. Member loan 373541 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	YATCHING PROMOTIONS INC	Debt-to-income ratio:	1.24%
Length of employment:	4 years 1 month	Location:	HOLLYWOOD, FL

Home town:	HOLLYWOOD
Current & past employers:	YATCHING PROMOTIONS INC
Education:

This borrower member posted the following loan description, which has not been verified:

My son lives in Cuba, recently I was able to complete his resident visa(green card) petition to bring him to this wonderful country, he is desperate over there, no much food available or good human conditions to live over there; and I need the money to finish the process: Plane ticket and all the fees related to his departure from Cuba, I also want to have some cash for when he arrives. I have a stable job, with decent income to be reponsible for this loan. Thank you.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,013.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373547	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373547. Member loan 373547 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	MRK Express Inc	Debt-to-income ratio:	0.00%
Length of employment:	4 years 8 months	Location:	Lake in the hills, IL

Home town:	New York
Current & past employers:	MRK Express Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm refinancing a semi-trailer that I own in my trucking business. I've been in the business for 5 years now. I bought the trailer year and a half ago for 23500 on a 0% line of credit. The 0% is running out at the end of this month and I have 12000 to pay off. I will pay off 2000 this month but I want to refi the rest. I tried banks including my banker who said to forget about a loan even if I can document my income and I have clean credit, they're just not doing it. I have two cars that are paid for and I have no other debt but my house the this trailer. The semi-truck I own is also paid for. My current monthly expenses and income are: 6400 - income(net after all business expenses) 1220 - house 189 - utilities 320 - gas(car) 150 - telephone, internet, tv 135 - insurance (life, car, house) 750 - food 600 - shopping, etc --------------------- 3036 - left over for savings and paying off debt I plan on paying off this loan within two years or faster. If you have any questions go ahead and ask, I will try to reply asap.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373560	$7,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373560. Member loan 373560 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,667 / month
Current employer:	BancorpSouth	Debt-to-income ratio:	19.11%
Length of employment:	2 years 1 month	Location:	Saltillo, MS

Home town:	Tupelo
Current & past employers:	BancorpSouth
Education:	Mississippi State University

This borrower member posted the following loan description, which has not been verified:

Seems like every credit card company is sending letters lately stating their intentions of increasing the APR to 15% due to economic conditions. Because of this, I would like to move a couple of our cards off to a Lending Club loan. We've never been late on any account, no delinquencies, and we are absolutely current on everything we have open.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,333.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373572	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373572. Member loan 373572 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Niles Barton & Wilmer	Debt-to-income ratio:	1.89%
Length of employment:	4 years 1 month	Location:	Baltimore, MD

Home town:	West Chester
Current & past employers:	Niles Barton & Wilmer
Education:

This borrower member posted the following loan description, which has not been verified:

This loan would be to pay off a care cedit account with a MUCH higher interest rate and some outstanding medical and dental bils I incurred.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	42
Revolving Credit Balance:	$126.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373593	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373593. Member loan 373593 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,208 / month
Current employer:	Zalman Roth	Debt-to-income ratio:	12.14%
Length of employment:	6 years 6 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	Zalman Roth
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I need to pay off my credit card and stop living from paycheck to paycheck. If I can only get a small loan to pay off my credit card then I can start actually save money and not be stuck in one place.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,491.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373603	$2,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373603. Member loan 373603 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,917 / month
Current employer:	Horizons Conference Center	Debt-to-income ratio:	9.50%
Length of employment:	4 months	Location:	Saginaw, MI

Home town:	Saginaw
Current & past employers:	Horizons Conference Center, Gander Mountain
Education:	Delta Community College

This borrower member posted the following loan description, which has not been verified:

I would like to take out a loan for a snowmobile purchase. The snowmobile I would like to get is a 2000 Arctic Cat ZR500. Something that I get to look forward to during the winter...

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373630	$9,600	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373630. Member loan 373630 was requested on January 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Alpha Trading	Debt-to-income ratio:	15.87%
Length of employment:	2 years 10 months	Location:	Ladera Ranch, CA

Home town:
Current & past employers:	Alpha Trading
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

I would like to get a personall loan so I can pay off my credit card debts with higher interest rates.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,341.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373637

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373637	$9,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373637. Member loan 373637 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Starbucks	Debt-to-income ratio:	12.45%
Length of employment:	4 years	Location:	Fullerton, CA

Home town:	Buena Park
Current & past employers:	Starbucks, Marriott International
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

We are a young couple who are trying to pay for our own wedding. We are having a modest wedding, but we both have large families that we want to include. We both have good, stable jobs. Melissa is a manager for Starbucks. Kaleb is an EMT who is pursuing a higher education to become a paramedic. Both of our parents are going through financial hardship and have not been able to help us out with paying for our wedding. We have gone to a couple of financial institutions to try to pay for our wedding expenses and have been told that we have a good credit rating and good debt to income ratio. Unfortunately, these financial institutions have told us that the economic situation in the country has limited their ability provide unsecured loans. We are searching for alternative means to make our wedding the wonderful day that we have always wanted (with out modest budget) We were not able to file this loan jointly, so the income listed is just for one of us.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	40
Revolving Credit Balance:	$3,633.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372618	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372618. Member loan 372618 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	worcester childcare	Debt-to-income ratio:	7.65%
Length of employment:	36 years	Location:	WORCESTER, MA

Home town:	WORCESTER
Current & past employers:	worcester childcare
Education:	Quinsigamond Community College

This borrower member posted the following loan description, which has not been verified:

HELPING MY DAUGHTER WITH HER TUITION. HER CREDIT IS NOT GOOD ENOUGH. APR'S ARE TO HIGH FOR HER.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$13,598.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372619	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372619. Member loan 372619 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Roman Catholic Diocese San Diego	Debt-to-income ratio:	21.05%
Length of employment:	3 years	Location:	Poway, CA

Home town:	Sacramento
Current & past employers:	Roman Catholic Diocese San Diego, Envoy Pictures
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have had excellent credit my whole life. My wife and I opened a fitness studio in November of 2007 and I financed it with my credit at a fixed 8.99% (equivalent to a business loan from the bank). Our credit merchant company went under and we had to switch, in turn delaying our credit card income. Consequently, our payment for our business debt was delayed by a week and Chase put us in default and raised our rate to 26.1%. This is clearly an unacceptable and relentless apr for a small business. We are adamant about paying off our business debt and were happy with our lender. But they are not willing to drop the apr back down, so we need a better option.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$17,984.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373456	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373456. Member loan 373456 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	John Wolfram and Associates	Debt-to-income ratio:	17.47%
Length of employment:	9 years 10 months	Location:	BURTON, OH

Home town:	Burton
Current & past employers:	John Wolfram and Associates, Scheffield Lawns
Education:	Kent State University, Lincoln Electric Welding School

This borrower member posted the following loan description, which has not been verified:

My wife and I have been married for seven months, we had to pay for a lot of the wedding on my credit card. We also have some other credit cards, small amounts, that we would like to pay off. We have budgeted our incomes and would like to have goals to be debt free. This loan will pay off all the "extra debt" leaving us with only a car payment and some student loans, as well as the loan payment itself. With our credit card debt consolidated we will be able to pay extra on the car and the student loans. We are currently paid up on our rent for the next two years.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,235.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373563	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373563. Member loan 373563 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Talisman Records	Debt-to-income ratio:	4.84%
Length of employment:	4 years 1 month	Location:	Coldwater, MI

Home town:	Coldwater
Current & past employers:	Talisman Records, Bubba's Toledo Street Grill, B&S Fugitive Recovery
Education:

This borrower member posted the following loan description, which has not been verified:

Took a $15000 loan two years ago to start my business and paid it back within the required time. I am seeking another loan to expand my business by adding more inventory.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,944.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373585	$13,250	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373585. Member loan 373585 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	Self	Debt-to-income ratio:	9.93%
Length of employment:	12 years 9 months	Location:	Barton, OH

Home town:	Wheeling
Current & past employers:	Self, Walters Construction, Wheeling, WV, Wierzbicki's Christmas Tree Farms
Education:

This borrower member posted the following loan description, which has not been verified:

I have been in business for myself for 13 years in general contracting in excavation work. My primary work involves clearing land for housing, pasture land, or general brush removal; digging footers for homes and other buildings; digging for installation of Geothermal heating systems; digging and installing septic systems(certified), concrete work; layout design; land management (fencing, water diversion, spring development(certified by ODNR), . This year has put a strain on my business because of the weather. Winter set in early and most of the jobs I had scheduled had to be postponed because of rain, snow, and below freezing temperatures. I have not been able to generate any income from the business and am having a difficult time keeping up with my 132 acre farm mortgage. I am in the process of building a house for myself and my 13 year old daughter to move into. We currently are living in a 110 year old 3 story nightmare and the heating oil expense is killing me. Last year my heating expense was way in excess of $7000. This year I have been supplementing the oil with electric and firewood. One of my most recent completed projects was clearing fence line and installing 20,000 plus linear feet of horse fencing for a local horse stable that was awarded a contract with a nearby college for their equestrian program, stabling 60 plus horses. I have more than enough jobs lined once I get through the winter months. Extended periods of decent weather during these months will allow me to finish my current job of developing 4-1/2 acres of land for Ohio Congressman Charlie Wilson's family. Once this job is finished I will have installed fencing, built a small barn, and done preparation of pasture fields.

A credit bureau reported the following information about this borrower member on January 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	60
Revolving Credit Balance:	$1,301.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373633	$7,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373633. Member loan 373633 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	PRECISE FIT/DELL	Debt-to-income ratio:	17.24%
Length of employment:	4 years	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	PRECISE FIT/DELL, ENTERPRISE RENT A CAR
Education:	ITT TECH

This borrower member posted the following loan description, which has not been verified:

Trying to pay off my CC debt by getting loan consolidation with lower interest rates.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	40
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373647	$2,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373647. Member loan 373647 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,582 / month
Current employer:	Department of Children and Families	Debt-to-income ratio:	5.11%
Length of employment:	6 months	Location:	Tallahassee, FL

Home town:	Langley
Current & past employers:	Department of Children and Families, DCF
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I have old debt from college on my credit cards because I never took out a school loan to help with expenses. Now that I am out of college and have a steady income I want to consolidate my credit card debt in order to pay everything off faster.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,727.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373650	$4,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373650. Member loan 373650 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Perry Ellis International	Debt-to-income ratio:	7.67%
Length of employment:	2 years 4 months	Location:	Hollywood, FL

Home town:	Orlando
Current & past employers:	Perry Ellis International
Education:	Ai Miami International University of Art and Design

This borrower member posted the following loan description, which has not been verified:

I want to pay off my personal debt and get my credit in better shape by doing this because I want to start my own business. Banks/investors look at personal credit when applying for a loan so I want to be sure that I have everything cleaned up and a nice score. Like most people I made some mistakes when I was 18 years old with my credit, thus my credit rating not being the best (663) - crazy how it haunts you still after 9 years. But now I am a professional making good money, I own a condo and a car, and I am always on time with my payments. Also, because of my teenage years of credit-irresponsibility I am stuck with a 27% interest rate on credit cards which is making it extremely hard to pay down and I would like to change that as well. By YOU helping me pay off my debt, and fix my credit score, I can be on my way to making my dream of having my own business come true! Thank you! :)

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	15
Revolving Credit Balance:	$17,293.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373685	$14,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373685. Member loan 373685 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,200 / month
Current employer:	Celebrity Pictures USA Inc	Debt-to-income ratio:	24.59%
Length of employment:	8 years 2 months	Location:	Los Angeles, CA

Home town:	Victorville
Current & past employers:	Celebrity Pictures USA Inc
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Consolidate higher interest credit card

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,286.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373692	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373692. Member loan 373692 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Aramark	Debt-to-income ratio:	18.90%
Length of employment:	4 months	Location:	Chicago, IL

Home town:	Lansing
Current & past employers:	Aramark
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

Looking to eliminate high interest rates on credit card accounts a decrease my monthly payments due to a change in employment. Very proud of working toward a high credit score in 2007, looking to do some work on this again during these difficult times in 2009 to better position myself for mortgages and car loans.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,771.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373699	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373699. Member loan 373699 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Back Healing Center	Debt-to-income ratio:	22.13%
Length of employment:	4 months	Location:	Palmdale, CA

Home town:	Palmdale
Current & past employers:	Back Healing Center, Wound Care Advantage, Hartford Hospital
Education:	College of Oceaneering

This borrower member posted the following loan description, which has not been verified:

My name is Kurt and I have been involved in starting up a company called the Back Healing Center in Pasadena, CA. We have been in operation since October of 2008, during this time we have been renting out a small space in a doctors office to test out a new way of treating patients with back pain. We take a non-surgical, non-narcotic approach and have been very successful during our testing phase. The Back Healing Center utilizes bio-motion therapy, nutrition, core stabilization, and stress reduction techniques to restore back health in our patients. Now that we know that our program works we are looking to move into our own facility so that we can start to really brand and develop the program even further. We have not taken out any loans yet and have been funding the program with our own savings. (We being - Juliette our Doctor of Physical Therapy, Mike my business partner and myself) If funding is secured we will utilize the funds to put a deposit down on our lease space, buy necessary medical equipment, continue our PR campaign and continue to help patients with back pain so they avoid having surgery or being stuck on pain killers.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,767.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373713	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373713. Member loan 373713 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Prudential Fox & Roach Realtors	Debt-to-income ratio:	23.71%
Length of employment:	8 years 1 month	Location:	Middletown, DE

Home town:	Egg Harbor Ciry
Current & past employers:	Prudential Fox & Roach Realtors, Self-Employed
Education:	Atlantic County Vocational Technical School

This borrower member posted the following loan description, which has not been verified:

I have been a real estate agent for the past 8 years. I am really struggling, with this market, to make ends meet. Year-end transactions fell-through, as lenders did not lend to my clients (buyers). I have pieced the transactions back together for 1st quarter 2009. Need a cushion to get me through to the settlement table!

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,406.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373715	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373715. Member loan 373715 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,253 / month
Current employer:	Graham County	Debt-to-income ratio:	21.44%
Length of employment:	20 years	Location:	Clifton, AZ

Home town:	Fort Benning
Current & past employers:	Graham County, Safford Unified Schools
Education:	Eastern Arizona College

This borrower member posted the following loan description, which has not been verified:

dept consolidation

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,855.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 373725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373725	$3,750	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373725. Member loan 373725 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Arning Lawns	Debt-to-income ratio:	11.60%
Length of employment:	23 years	Location:	Friendswood, TX

Home town:	Plano
Current & past employers:	Arning Lawns
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a higher interest rate line of credit.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,673.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373755	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373755. Member loan 373755 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,833 / month
Current employer:	AARONSON RAPPAPORT FEINSTEIN & DEUTSCH, LLP	Debt-to-income ratio:	23.87%
Length of employment:	14 years 5 months	Location:	GARDEN CITY, NY

Home town:	Manhasset
Current & past employers:	AARONSON RAPPAPORT FEINSTEIN & DEUTSCH, LLP, BROOKLYN DISTRICT ATTYORNE OFFICE
Education:	SUNY STONY BROOK, AMERICAN UNIVERSITY WASHINGTON COLLEGE OF LAW

This borrower member posted the following loan description, which has not been verified:

To complete a construction project

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,618.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 373768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373768	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373768. Member loan 373768 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	UBS	Debt-to-income ratio:	7.85%
Length of employment:	2 years	Location:	woodside, NY

Home town:	New York
Current & past employers:	UBS, Schindler Elevator Corp.
Education:	CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

pay remainder of wedding off.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,735.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 373772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373772	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373772. Member loan 373772 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Cosemi Technologies	Debt-to-income ratio:	2.30%
Length of employment:	1 year 3 months	Location:	SAN CLEMENTE, CA

Home town:	san ramon
Current & past employers:	Cosemi Technologies, Amazon.com
Education:	Carnegie Mellon Tepper School of Business, University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

The business will use this loan to build up and test inventory required to support our growing business. The customer is scheduled to take full delivery of the order within the next 6-12 months starting in February. Thus the company would likely pay back the loan in a similar 6-12 months time frame. Our business produces small chips used in high speed fiber optic networks.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,548.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373786	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373786. Member loan 373786 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Ruppert	Debt-to-income ratio:	13.48%
Length of employment:	2 years 3 months	Location:	Lawrenceville, GA

Home town:	Decatur
Current & past employers:	Ruppert
Education:	UGA University of Georgia

This borrower member posted the following loan description, which has not been verified:

After a messy legal divorce I moved back to the state my parents lived in and found my wonderful 2nd wife who had also just been through a messy legal divorce. We are a "Brady Bunch" with two families and 6 kids. Unfortunately the divorces left us both with credit cards and a high debt ratio. We both have excellent stable jobs and just want a fresh start, but the national banks who issued the credit cards are starting to squeeze hard and have cancelled us just for having a high debt ratio. We just need a break! We pay our bills and will pay off every last cent - even if we can't find help and are stuck under a very large thumb.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,933.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373788	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373788. Member loan 373788 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Diversified Ins. & Fin. Svcs.	Debt-to-income ratio:	24.86%
Length of employment:	8 months	Location:	Hammonton, NJ

Home town:	Hammonton
Current & past employers:	Diversified Ins. & Fin. Svcs., Target Corp.
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Money will be used to purchase inventory for small online business.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$354.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 373815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373815	$10,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373815. Member loan 373815 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Shoprite lincolpark, NJ	Debt-to-income ratio:	21.66%
Length of employment:	9 years	Location:	Paterson, NJ

Home town:
Current & past employers:	Shoprite lincolpark, NJ
Education:

This borrower member posted the following loan description, which has not been verified:

I have a Fast-Food Restaurant on very busy area of downtown Paterson, New Jersey. And I need to make some remodeling, because I want to introduce a new choice of Mexican Food in the menu of my restaurant to raise the sales. Thank's

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	24
Revolving Credit Balance:	$25,426.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 373816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373816	$14,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373816. Member loan 373816 was requested on January 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Fox Satellite Inc.	Debt-to-income ratio:	6.89%
Length of employment:	8 years 3 months	Location:	Harrisonburg, VA

Home town:	Takoma Park
Current & past employers:	Fox Satellite Inc.
Education:	Blue Ridge College

This borrower member posted the following loan description, which has not been verified:

I am seeking a 3 year debt consolidation loan to payoff 4 outstanding balances and reduce monthly expenses considerably. The loans that I would like to consolidate have a monthly total of $830. I am estimating that a loan from this service would be approximately $465/mo My monthly saving would be $365 and I would be free from the grips of credit card companies forever. My credit score is in the mid to upper 600's and will increase close to 700 by reducing this debt. Also, I have never been late on a payment, and have worked for the same company since Nov '99. Please help me fund this loan. Your help is greatly appreciated. i would like to be free from debt in 3 years, and put myself in position to buy a house.

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,033.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 95 dated January 15, 2009